Customer Funds	12 Months Ended
Dec. 31, 2024
Customer Funds [Abstract]
CUSTOMER FUNDS

NOTE 8: CUSTOMER FUNDS

As of December 31, 2024, and 2023, customer funds include cash balances of $1,851 and $360 and digital asset balances of $4,704 and $2,882, respectively, that are maintained in bank and custodial accounts and are held for the exclusive benefit of customers.

The Company safeguards these assets, and might be subject to security risks of loss, theft or misuse. Accordingly, consistent with the SEC Staff Accounting Bulletin No. 121 guidance, the Company records the liability reflecting the obligation to safeguard digital assets held on behalf of its customers and the corresponding customer assets, reflected at fair value upon initial recognition and subsequently at each reporting period.

The increase in customer funds as of December 31, 2024, in relation to December 31, 2023, is primarily due to the transfer of non-custodial funds of certain customers to the custodial accounts of the Company.